Supplemental Information
Fourth Quarter 2019

Current period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Income statement
Net interest income	$48,891	$48,162	$12,140	$12,187	$12,189	$12,375	$12,504
Noninterest income	42,353	42,858	10,209	10,620	10,895	10,629	10,173
Total revenue, net of interest expense	91,244	91,020	22,349	22,807	23,084	23,004	22,677
Provision for credit losses	3,590	3,282	941	779	857	1,013	905
Noninterest expense	54,900	53,154	13,239	15,169	13,268	13,224	13,074
Income tax expense	5,324	6,437	1,175	1,082	1,611	1,456	1,420
Net income	27,430	28,147	6,994	5,777	7,348	7,311	7,278
Preferred stock dividends	1,432	1,451	246	505	239	442	239
Net income applicable to common shareholders	25,998	26,696	6,748	5,272	7,109	6,869	7,039
Diluted earnings per common share	2.75	2.61	0.74	0.56	0.74	0.70	0.70
Average diluted common shares issued and outstanding	9,442.9	10,236.9	9,079.5	9,353.0	9,559.6	9,787.3	9,996.0
Dividends paid per common share	$0.66	$0.54	$0.18	$0.18	$0.15	$0.15	$0.15

Performance ratios
Return on average assets	1.14%	1.21%	1.13%	0.95%	1.23%	1.26%	1.24%
Return on average common shareholders’ equity	10.62	11.04	11.00	8.48	11.62	11.42	11.57
Return on average shareholders’ equity	10.24	10.63	10.40	8.48	11.00	11.14	10.95
Return on average tangible common shareholders’ equity (1)	14.86	15.55	15.43	11.84	16.24	16.01	16.29
Return on average tangible shareholders’ equity (1)	13.85	14.46	14.09	11.43	14.88	15.10	14.90
Efficiency ratio	60.17	58.40	59.24	66.51	57.48	57.48	57.65

At period end
Book value per share of common stock	$27.32	$25.13	$27.32	$26.96	$26.41	$25.57	$25.13
Tangible book value per share of common stock (1)	19.41	17.91	19.41	19.26	18.92	18.26	17.91
Market capitalization	311,209	238,251	311,209	264,842	270,935	263,992	238,251
Number of financial centers - U.S.	4,300	4,341	4,300	4,302	4,349	4,353	4,341
Number of branded ATMs - U.S.	16,788	16,255	16,788	16,626	16,561	16,378	16,255
Headcount	208,131	204,489	208,131	208,561	208,984	205,292	204,489

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Net interest income
Interest income	$71,236	$66,769	$16,926	$17,916	$18,224	$18,170	$17,836
Interest expense	22,345	18,607	4,786	5,729	6,035	5,795	5,332
Net interest income	48,891	48,162	12,140	12,187	12,189	12,375	12,504

Noninterest income
Fees and commissions	33,015	33,078	8,520	8,467	8,190	7,838	8,345
Market making and similar activities	9,034	9,008	1,767	2,118	2,381	2,768	1,625
Other income (loss)	304	772	(78)	35	324	23	203
Total noninterest income	42,353	42,858	10,209	10,620	10,895	10,629	10,173
Total revenue, net of interest expense	91,244	91,020	22,349	22,807	23,084	23,004	22,677

Provision for credit losses	3,590	3,282	941	779	857	1,013	905

Noninterest expense
Compensation and benefits	31,977	31,880	7,977	7,779	7,972	8,249	7,735
Occupancy and equipment	6,588	6,380	1,680	1,663	1,640	1,605	1,593
Information processing and communications	4,646	4,555	1,162	1,163	1,157	1,164	1,156
Product delivery and transaction related	2,762	2,857	695	696	709	662	708
Marketing	1,934	1,674	524	440	528	442	513
Professional fees	1,597	1,699	442	386	409	360	480
Other general operating	5,396	4,109	759	3,042	853	742	889
Total noninterest expense	54,900	53,154	13,239	15,169	13,268	13,224	13,074
Income before income taxes	32,754	34,584	8,169	6,859	8,959	8,767	8,698
Income tax expense	5,324	6,437	1,175	1,082	1,611	1,456	1,420
Net income	$27,430	$28,147	$6,994	$5,777	$7,348	$7,311	$7,278
Preferred stock dividends	1,432	1,451	246	505	239	442	239
Net income applicable to common shareholders	$25,998	$26,696	$6,748	$5,272	$7,109	$6,869	$7,039

Per common share information
Earnings	$2.77	$2.64	$0.75	$0.57	$0.75	$0.71	$0.71
Diluted earnings	2.75	2.61	0.74	0.56	0.74	0.70	0.70
Average common shares issued and outstanding	9,390.5	10,096.5	9,017.1	9,303.6	9,523.2	9,725.9	9,855.8
Average diluted common shares issued and outstanding	9,442.9	10,236.9	9,079.5	9,353.0	9,559.6	9,787.3	9,996.0

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Net income	$27,430	$28,147	$6,994	$5,777	$7,348	$7,311	$7,278
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	5,875	(3,953)	(356)	1,538	2,384	2,309	2,213
Net change in debit valuation adjustments	(963)	749	(691)	229	(138)	(363)	566
Net change in derivatives	616	(53)	(35)	118	304	229	293
Employee benefit plan adjustments	136	(405)	53	26	29	28	(496)
Net change in foreign currency translation adjustments	(86)	(254)	13	(51)	(14)	(34)	49
Other comprehensive income (loss)	5,578	(3,916)	(1,016)	1,860	2,565	2,169	2,625
Comprehensive income	$33,008	$24,231	$5,978	$7,637	$9,913	$9,480	$9,903

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Net interest income
Interest income
Loans and leases	$43,086	$40,811	$10,365	$10,894	$10,942	$10,885	$10,716
Debt securities	11,806	11,724	2,841	2,829	3,017	3,119	3,078
Federal funds sold and securities borrowed or purchased under agreements to resell	4,843	3,176	1,097	1,242	1,309	1,195	1,046
Trading account assets	5,196	4,811	1,234	1,319	1,321	1,322	1,305
Other interest income	6,305	6,247	1,389	1,632	1,635	1,649	1,691
Total interest income	71,236	66,769	16,926	17,916	18,224	18,170	17,836

Interest expense
Deposits	7,188	4,495	1,548	1,880	1,965	1,795	1,562
Short-term borrowings	7,208	5,839	1,483	1,876	1,997	1,852	1,716
Trading account liabilities	1,249	1,358	282	303	319	345	318
Long-term debt	6,700	6,915	1,473	1,670	1,754	1,803	1,736
Total interest expense	22,345	18,607	4,786	5,729	6,035	5,795	5,332
Net interest income	$48,891	$48,162	$12,140	$12,187	$12,189	$12,375	$12,504

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$3,834	$3,866	$1,007	$963	$968	$896	$1,016
Other card income	1,963	1,958	504	502	478	479	506
Total card income	5,797	5,824	1,511	1,465	1,446	1,375	1,522
Service charges
Deposit-related fees	6,588	6,667	1,680	1,690	1,638	1,580	1,659
Lending-related fees	1,086	1,100	277	285	265	259	272
Total service charges	7,674	7,767	1,957	1,975	1,903	1,839	1,931
Investment and brokerage services
Asset management fees	10,241	10,189	2,650	2,597	2,554	2,440	2,536
Brokerage fees	3,661	3,971	928	897	916	920	1,008
Total investment and brokerage services	13,902	14,160	3,578	3,494	3,470	3,360	3,544
Investment banking fees
Underwriting income	2,965	2,722	767	740	792	666	562
Syndication fees	1,217	1,347	330	341	291	255	389
Financial advisory services	1,460	1,258	377	452	288	343	397
Total investment banking fees	5,642	5,327	1,474	1,533	1,371	1,264	1,348
Total fees and commissions	33,015	33,078	8,520	8,467	8,190	7,838	8,345
Market making and similar activities	9,034	9,008	1,767	2,118	2,381	2,768	1,625
Other income (loss)	304	772	(78)	35	324	23	203
Total noninterest income	$42,353	$42,858	$10,209	$10,620	$10,895	$10,629	$10,173

(1)
Gross interchange fees were $10.0 billion and $9.5 billion and are presented net of $6.2 billion and $5.6 billion of expenses for rewards and partner payments for the year ended December 31, 2019 and 2018. Gross interchange fees were $2.6 billion, $2.6 billion, $2.5 billion, $2.3 billion and $2.5 billion and are presented net of $1.6 billion, $1.6 billion, $1.6 billion, $1.4 billion and $1.5 billion of expenses for rewards and partner payments for the fourth, third, second and first quarters of 2019 and the fourth quarter of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2019	September 30 2019	December 31 2018
Assets
Cash and due from banks	$30,152	$26,939	$29,063
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	131,408	130,155	148,341
Cash and cash equivalents	161,560	157,094	177,404
Time deposits placed and other short-term investments	7,107	7,557	7,494
Federal funds sold and securities borrowed or purchased under agreements to resell	274,597	271,595	261,131
Trading account assets	229,826	263,684	214,348
Derivative assets	40,485	45,123	43,725
Debt securities:
Carried at fair value	256,467	254,342	238,101
Held-to-maturity, at cost	215,730	190,252	203,652
Total debt securities	472,197	444,594	441,753
Loans and leases	983,426	972,910	946,895
Allowance for loan and lease losses	(9,416)	(9,433)	(9,601)
Loans and leases, net of allowance	974,010	963,477	937,294
Premises and equipment, net	10,561	10,493	9,906
Goodwill	68,951	68,951	68,951
Loans held-for-sale	9,158	9,811	10,367
Customer and other receivables	55,937	52,560	65,814
Other assets	129,690	131,391	116,320
Total assets	$2,434,079	$2,426,330	$2,354,507

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$403,305	$394,379	$412,587
Interest-bearing	940,731	917,401	891,636
Deposits in non-U.S. offices:
Noninterest-bearing	13,719	13,138	14,060
Interest-bearing	77,048	67,918	63,193
Total deposits	1,434,803	1,392,836	1,381,476
Federal funds purchased and securities loaned or sold under agreements to repurchase	165,109	202,067	186,988
Trading account liabilities	83,270	78,642	68,220
Derivative liabilities	38,229	38,025	37,891
Short-term borrowings	24,204	30,682	20,189
Accrued expenses and other liabilities	182,798	172,286	165,026
Long-term debt	240,856	243,405	229,392
Total liabilities	2,169,269	2,157,943	2,089,182
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,887,440, 3,895,685 and 3,843,140 shares	23,401	23,606	22,326
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,836,148,954, 9,079,264,535 and 9,669,286,370 shares	91,723	99,215	118,896
Retained earnings	156,319	151,183	136,314
Accumulated other comprehensive income (loss)	(6,633)	(5,617)	(12,211)
Total shareholders’ equity	264,810	268,387	265,325
Total liabilities and shareholders’ equity	$2,434,079	$2,426,330	$2,354,507

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,811	$5,758	$5,798
Loans and leases	38,837	39,387	43,850
Allowance for loan and lease losses	(807)	(835)	(912)
Loans and leases, net of allowance	38,030	38,552	42,938
All other assets	540	555	337
Total assets of consolidated variable interest entities	$44,381	$44,865	$49,073

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$2,175	$2,274	$742
Long-term debt	8,718	8,560	10,944
All other liabilities	22	26	30
Total liabilities of consolidated variable interest entities	$10,915	$10,860	$11,716

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	December 31 2019	September 30 2019	December 31 2018
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$166,760	$169,203	$167,272
Tier 1 capital	188,492	192,029	189,038
Total capital	221,252	225,430	221,304
Risk-weighted assets	1,495,027	1,483,756	1,437,206
Common equity tier 1 capital ratio	11.2%	11.4%	11.6%
Tier 1 capital ratio	12.6	12.9	13.2
Total capital ratio	14.8	15.2	15.4

Advanced Approaches
Common equity tier 1 capital	$166,760	$169,203	$167,272
Tier 1 capital	188,492	192,029	189,038
Total capital	213,073	217,247	212,878
Risk-weighted assets	1,446,895	1,440,088	1,408,939
Common equity tier 1 capital ratio	11.5%	11.7%	11.9%
Tier 1 capital ratio	13.0	13.3	13.4
Total capital ratio	14.7	15.1	15.1

Leverage-based metrics (1)
Adjusted average assets	$2,373,737	$2,335,840	$2,257,545
Tier 1 leverage ratio	7.9%	8.2%	8.4%

Supplementary leverage exposure	$2,945,228	$2,897,885	$2,791,316
Supplementary leverage ratio	6.4%	6.6%	6.8%

Tangible equity ratio (2)	8.2	8.4	8.6
Tangible common equity ratio (2)	7.3	7.4	7.6

(1)
Regulatory capital ratios at December 31, 2019 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy.

(2)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2019			Third Quarter 2019			Fourth Quarter 2018
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$123,000	$369	1.19%	$122,033	$453	1.47%	$129,814	$494	1.51%
Time deposits placed and other short-term investments	9,574	40	1.67	9,863	47	1.87	8,691	59	2.72
Federal funds sold and securities borrowed or purchased under agreements to resell	293,819	1,097	1.48	269,129	1,242	1.83	263,626	1,046	1.57
Trading account assets	147,210	1,253	3.38	157,818	1,338	3.37	138,046	1,327	3.82
Debt securities	464,884	2,866	2.48	447,126	2,856	2.56	440,967	3,108	2.76
Loans and leases (2):
Residential mortgage	231,849	1,953	3.37	224,084	1,937	3.46	209,646	1,857	3.54
Home equity	41,230	462	4.45	43,616	552	5.03	50,757	634	4.96
Credit card	94,951	2,544	10.63	94,370	2,581	10.85	95,766	2,533	10.49
Direct/Indirect and other consumer	90,924	786	3.43	90,813	824	3.59	91,458	823	3.57
Total consumer	458,954	5,745	4.98	452,883	5,894	5.18	447,627	5,847	5.20
U.S. commercial	326,945	3,006	3.65	324,436	3,279	4.01	308,557	3,203	4.12
Non-U.S. commercial	104,787	862	3.26	105,003	905	3.42	95,937	835	3.45
Commercial real estate	63,324	632	3.96	62,185	687	4.38	60,876	703	4.59
Commercial lease financing	19,976	168	3.37	20,226	182	3.58	21,724	182	3.36
Total commercial	515,032	4,668	3.60	511,850	5,053	3.92	487,094	4,923	4.01
Total loans and leases	973,986	10,413	4.25	964,733	10,947	4.51	934,721	10,770	4.58
Other earning assets	74,008	1,033	5.53	68,018	1,181	6.90	70,869	1,187	6.65
Total earning assets	2,086,481	17,071	3.25	2,038,720	18,064	3.52	1,986,734	17,991	3.60
Cash and due from banks	27,398			25,588			26,081
Other assets, less allowance for loan and lease losses	336,126			347,915			321,771
Total assets	$2,450,005			$2,412,223			$2,334,586
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$50,287	$1	0.01%	$51,277	$1	0.01%	$52,523	$2	0.01%
NOW and money market deposit accounts	754,517	914	0.48	741,602	1,172	0.63	701,697	957	0.54
Consumer CDs and IRAs	53,183	156	1.16	49,811	136	1.08	38,899	48	0.49
Negotiable CDs, public funds and other deposits	67,603	278	1.63	63,936	354	2.19	62,719	362	2.29
Total U.S. interest-bearing deposits	925,590	1,349	0.58	906,626	1,663	0.73	855,838	1,369	0.63
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	1,615	4	1.09	1,721	5	1.13	2,321	7	1.14
Governments and official institutions	180	—	0.01	188	—	0.02	275	—	0.04
Time, savings and other	74,129	195	1.04	70,234	212	1.20	64,599	186	1.14
Total non-U.S. interest-bearing deposits	75,924	199	1.04	72,143	217	1.19	67,195	193	1.14
Total interest-bearing deposits	1,001,514	1,548	0.61	978,769	1,880	0.76	923,033	1,562	0.67
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	282,022	1,483	2.09	280,123	1,876	2.66	262,497	1,716	2.60
Trading account liabilities	43,449	282	2.57	45,750	303	2.63	45,329	318	2.79
Long-term debt	206,026	1,473	2.85	202,620	1,670	3.28	201,056	1,736	3.44
Total interest-bearing liabilities	1,533,011	4,786	1.24	1,507,262	5,729	1.51	1,431,915	5,332	1.48
Noninterest-bearing sources:
Noninterest-bearing deposits	408,925			396,283			421,918
Other liabilities (3)	241,169			238,248			217,055
Shareholders’ equity	266,900			270,430			263,698
Total liabilities and shareholders’ equity	$2,450,005			$2,412,223			$2,334,586
Net interest spread			2.01%			2.01%			2.12%
Impact of noninterest-bearing sources			0.34			0.40			0.40
Net interest income/yield on earning assets (4)		$12,285	2.35%		$12,335	2.41%		$12,659	2.52%

(1)	Includes the impact of interest rate risk management contracts.

(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.

(3)	Includes $37.2 billion, $38.1 billion and $29.6 billion of structured notes and liabilities for the fourth and third quarters of 2019 and the fourth quarter of 2018, respectively.

(4)	Net interest income includes FTE adjustments of $145 million, $148 million and $155 million for the fourth and third quarters of 2019 and the fourth quarter of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	December 31, 2019
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$121,698	$1,013	$(183)	$122,528
Agency-collateralized mortgage obligations	4,587	78	(24)	4,641
Commercial	14,797	249	(25)	15,021
Non-agency residential	948	138	(9)	1,077
Total mortgage-backed securities	142,030	1,478	(241)	143,267
U.S. Treasury and agency securities	67,700	1,023	(195)	68,528
Non-U.S. securities	11,987	6	(2)	11,991
Other taxable securities, substantially all asset-backed securities	3,874	67	—	3,941
Total taxable securities	225,591	2,574	(438)	227,727
Tax-exempt securities	17,716	202	(6)	17,912
Total available-for-sale debt securities	243,307	2,776	(444)	245,639
Other debt securities carried at fair value (1)	10,697	151	(20)	10,828
Total debt securities carried at fair value	254,004	2,927	(464)	256,467
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	215,730	4,433	(342)	219,821
Total debt securities	$469,734	$7,360	$(806)	$476,288

	September 30, 2019
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$133,973	$1,250	$(274)	$134,949
Agency-collateralized mortgage obligations	4,877	103	(18)	4,962
Commercial	14,301	380	(4)	14,677
Non-agency residential	1,725	227	(9)	1,943
Total mortgage-backed securities	154,876	1,960	(305)	156,531
U.S. Treasury and agency securities	55,746	1,364	(163)	56,947
Non-U.S. securities	11,074	7	(2)	11,079
Other taxable securities, substantially all asset-backed securities	3,806	77	—	3,883
Total taxable securities	225,502	3,408	(470)	228,440
Tax-exempt securities	16,263	203	(34)	16,432
Total available-for-sale debt securities	241,765	3,611	(504)	244,872
Other debt securities carried at fair value (1)	9,284	205	(19)	9,470
Total debt securities carried at fair value	251,049	3,816	(523)	254,342
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	190,252	4,358	(336)	194,274
Total debt securities	$441,301	$8,174	$(859)	$448,616

(1)	Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
FTE basis data (1)
Net interest income	$49,486	$48,772	$12,285	$12,335	$12,338	$12,528	$12,659
Total revenue, net of interest expense	91,839	91,630	22,494	22,955	23,233	23,157	22,832
Net interest yield	2.43%	2.45%	2.35%	2.41%	2.44%	2.51%	2.52%
Efficiency ratio	59.78	58.01	58.85	66.08	57.11	57.10	57.26

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $595 million and $610 million for the years ended December 31, 2019 and 2018, and $145 million, $148 million, $149 million, $153 million and $155 million for the fourth, third, second and first quarters of 2019 and the fourth quarter of 2018, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,285	$6,905	$1,587	$2,559	$1,135	$99
Noninterest income
Fees and commissions:
Card income	1,511	1,330	29	133	20	(1)
Service charges	1,957	1,055	18	790	87	7
Investment and brokerage services	3,578	71	3,065	9	442	(9)
Investment banking fees	1,474	—	105	809	581	(21)
Total fees and commissions	8,520	2,456	3,217	1,741	1,130	(24)
Market making and similar activities	1,767	1	22	44	1,442	258
Other income (loss)	(78)	152	87	797	(281)	(833)
Total noninterest income (loss)	10,209	2,609	3,326	2,582	2,291	(599)
Total revenue, net of interest expense	22,494	9,514	4,913	5,141	3,426	(500)
Provision for credit losses	941	934	19	58	9	(79)
Noninterest expense	13,239	4,466	3,523	2,321	2,614	315
Income (loss) before income taxes	8,314	4,114	1,371	2,762	803	(736)
Income tax expense (benefit)	1,320	1,008	336	745	229	(998)
Net income	$6,994	$3,106	$1,035	$2,017	$574	$262

Average
Total loans and leases	$973,986	$311,012	$174,374	$377,359	$73,044	$38,197
Total assets (1)	2,450,005	792,124	291,711	459,444	680,067	226,659
Total deposits	1,410,439	719,605	255,901	378,510	32,866	23,557
Quarter end
Total loans and leases	$983,426	$317,414	$176,600	$379,268	$72,993	$37,151
Total assets (1)	2,434,079	804,019	299,756	464,032	641,806	224,466
Total deposits	1,434,803	730,678	263,103	383,180	34,676	23,166

	Third Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,335	$7,031	$1,609	$2,617	$1,016	$62
Noninterest income
Fees and commissions:
Card income	1,465	1,289	25	133	18	—
Service charges	1,975	1,098	16	763	92	6
Investment and brokerage services	3,494	74	3,001	9	419	(9)
Investment banking fees	1,533	—	89	902	585	(43)
Total fees and commissions	8,467	2,461	3,131	1,807	1,114	(46)
Market making and similar activities	2,118	1	27	85	1,580	425
Other income (loss)	35	231	137	703	153	(1,189)
Total noninterest income (loss)	10,620	2,693	3,295	2,595	2,847	(810)
Total revenue, net of interest expense	22,955	9,724	4,904	5,212	3,863	(748)
Provision for credit losses	779	917	37	120	—	(295)
Noninterest expense	15,169	4,391	3,413	2,219	2,678	2,468
Income (loss) before income taxes	7,007	4,416	1,454	2,873	1,185	(2,921)
Income tax expense (benefit)	1,230	1,082	356	776	338	(1,322)
Net income (loss)	$5,777	$3,334	$1,098	$2,097	$847	$(1,599)

Average
Total loans and leases	$964,733	$303,833	$170,414	$377,109	$71,589	$41,788
Total assets (1)	2,412,223	781,670	289,447	441,186	687,393	212,527
Total deposits	1,375,052	709,273	254,449	360,457	30,155	20,718
Quarter end
Total loans and leases	$972,910	$307,925	$172,677	$377,658	$74,979	$39,671
Total assets (1)	2,426,330	788,743	288,317	452,642	689,023	207,605
Total deposits	1,392,836	715,715	252,466	371,887	30,885	21,883

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,659	$7,111	$1,612	$2,849	$935	$152
Noninterest income
Fees and commissions:
Card income	1,522	1,339	35	129	21	(2)
Service charges	1,931	1,086	18	742	80	5
Investment and brokerage services	3,544	77	2,977	23	474	(7)
Investment banking fees	1,348	—	94	761	513	(20)
Total fees and commissions	8,345	2,502	3,124	1,655	1,088	(24)
Market making and similar activities	1,625	2	32	76	1,132	383
Other income (loss)	203	347	271	590	92	(1,097)
Total noninterest income (loss)	10,173	2,851	3,427	2,321	2,312	(738)
Total revenue, net of interest expense	22,832	9,962	5,039	5,170	3,247	(586)
Provision for credit losses	905	915	23	85	6	(124)
Noninterest expense	13,074	4,435	3,563	2,128	2,552	396
Income (loss) before income taxes	8,853	4,612	1,453	2,957	689	(858)
Income tax expense (benefit)	1,575	1,174	370	769	179	(917)
Net income	$7,278	$3,438	$1,083	$2,188	$510	$59

Average
Total loans and leases	$934,721	$289,862	$163,516	$357,410	$70,609	$53,324
Total assets (1)	2,334,586	759,027	283,264	440,522	655,069	196,704
Total deposits	1,344,951	686,826	247,427	359,642	31,077	19,979
Quarter end
Total loans and leases	$946,895	$294,335	$164,854	$365,717	$73,928	$48,061
Total assets (1)	2,354,507	768,881	305,907	442,330	641,923	195,466
Total deposits	1,381,476	696,146	268,700	360,248	37,841	18,541

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$49,486	$28,158	$6,504	$10,675	$3,915	$234
Noninterest income
Fees and commissions:
Card income	5,797	5,084	101	532	80	—
Service charges	7,674	4,219	68	3,015	348	24
Investment and brokerage services	13,902	293	11,870	34	1,738	(33)
Investment banking fees	5,642	—	401	3,137	2,288	(184)
Total fees and commissions	33,015	9,596	12,440	6,718	4,454	(193)
Market making and similar activities	9,034	6	113	235	7,065	1,615
Other income (loss)	304	827	480	2,855	180	(4,038)
Total noninterest income (loss)	42,353	10,429	13,033	9,808	11,699	(2,616)
Total revenue, net of interest expense	91,839	38,587	19,537	20,483	15,614	(2,382)
Provision for credit losses	3,590	3,772	82	414	(9)	(669)
Noninterest expense	54,900	17,618	13,823	9,017	10,722	3,720
Income (loss) before income taxes	33,349	17,197	5,632	11,052	4,901	(5,433)
Income tax expense (benefit)	5,919	4,213	1,380	2,984	1,397	(4,055)
Net income (loss)	$27,430	$12,984	$4,252	$8,068	$3,504	$(1,378)

Average
Total loans and leases	$958,416	$300,935	$168,910	$374,304	$71,334	$42,933
Total assets (1)	2,405,830	780,676	292,003	443,083	679,297	210,771
Total deposits	1,380,326	708,276	256,505	362,731	31,380	21,434
Period end
Total loans and leases	$983,426	$317,414	$176,600	$379,268	$72,993	$37,151
Total assets (1)	2,434,079	804,019	299,756	464,032	641,806	224,466
Total deposits	1,434,803	730,678	263,103	383,180	34,676	23,166

	Year Ended December 31, 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$48,772	$27,025	$6,265	$10,993	$3,857	$632
Noninterest income
Fees and commissions:
Card income	5,824	5,102	127	511	84	—
Service charges	7,767	4,300	73	3,027	345	22
Investment and brokerage services	14,160	319	11,959	94	1,780	8
Investment banking fees	5,327	(1)	337	2,891	2,296	(196)
Total fees and commissions	33,078	9,720	12,496	6,523	4,505	(166)
Market making and similar activities	9,008	8	112	260	7,260	1,368
Other income (loss)	772	865	580	2,225	561	(3,459)
Total noninterest income (loss)	42,858	10,593	13,188	9,008	12,326	(2,257)
Total revenue, net of interest expense	91,630	37,618	19,453	20,001	16,183	(1,625)
Provision for credit losses	3,282	3,664	86	8	—	(476)
Noninterest expense	53,154	17,672	14,015	8,745	10,835	1,887
Income (loss) before income taxes	35,194	16,282	5,352	11,248	5,348	(3,036)
Income tax expense (benefit)	7,047	4,150	1,364	2,923	1,390	(2,780)
Net income (loss)	$28,147	$12,132	$3,988	$8,325	$3,958	$(256)

Average
Total loans and leases	$933,049	$283,807	$161,342	$354,236	$72,651	$61,013
Total assets (1)	2,325,246	756,373	277,220	425,675	666,000	199,978
Total deposits	1,314,941	684,173	241,256	336,337	31,209	21,966
Period end
Total loans and leases	$946,895	$294,335	$164,854	$365,717	$73,928	$48,061
Total assets (1)	2,354,507	768,881	305,907	442,330	641,923	195,466
Total deposits	1,381,476	696,146	268,700	360,248	37,841	18,541

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Net interest income	$28,158	$27,025	$6,905	$7,031	$7,116	$7,106	$7,111
Noninterest income:
Card income	5,084	5,102	1,330	1,289	1,268	1,197	1,339
Service charges	4,219	4,300	1,055	1,098	1,046	1,020	1,086
All other income	1,126	1,191	224	306	287	309	426
Total noninterest income	10,429	10,593	2,609	2,693	2,601	2,526	2,851
Total revenue, net of interest expense	38,587	37,618	9,514	9,724	9,717	9,632	9,962

Provision for credit losses	3,772	3,664	934	917	947	974	915

Noninterest expense	17,618	17,672	4,466	4,391	4,407	4,354	4,435
Income before income taxes	17,197	16,282	4,114	4,416	4,363	4,304	4,612
Income tax expense	4,213	4,150	1,008	1,082	1,069	1,054	1,174
Net income	$12,984	$12,132	$3,106	$3,334	$3,294	$3,250	$3,438

Net interest yield	3.81%	3.77%	3.65%	3.77%	3.87%	3.96%	3.92%
Return on average allocated capital (1)	35	33	33	36	36	36	37
Efficiency ratio	45.66	46.98	46.94	45.15	45.36	45.20	44.53

Balance Sheet
Average
Total loans and leases	$300,935	$283,807	$311,012	$303,833	$296,388	$292,269	$289,862
Total earning assets (2)	738,770	717,189	750,029	739,765	737,678	727,350	719,329
Total assets (2)	780,676	756,373	792,124	781,670	779,384	769,262	759,027
Total deposits	708,276	684,173	719,605	709,273	707,028	696,939	686,826
Allocated capital (1)	37,000	37,000	37,000	37,000	37,000	37,000	37,000

Period end
Total loans and leases	$317,414	$294,335	$317,414	$307,925	$300,412	$292,454	$294,335
Total earning assets (2)	760,137	728,813	760,137	747,251	744,219	752,620	728,813
Total assets (2)	804,019	768,881	804,019	788,743	786,963	794,510	768,881
Total deposits	730,678	696,146	730,678	715,715	714,223	721,727	696,146

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Average deposit balances
Checking	$375,032	$350,929	$384,256	$376,821	$373,912	$364,908	$356,609
Savings	50,503	52,592	49,048	50,013	51,688	51,294	50,968
MMS	241,395	241,807	242,147	239,941	241,050	242,460	241,576
CDs and IRAs	38,581	35,890	41,378	39,727	37,577	35,566	34,831
Other	2,765	2,955	2,776	2,771	2,801	2,711	2,842
Total average deposit balances	$708,276	$684,173	$719,605	$709,273	$707,028	$696,939	$686,826

Deposit spreads (excludes noninterest costs)
Checking	2.30%	2.16%	2.26%	2.31%	2.34%	2.31%	2.23%
Savings	2.52	2.43	2.47	2.53	2.55	2.53	2.49
MMS	2.41	2.07	2.25	2.46	2.50	2.45	2.29
CDs and IRAs	2.00	2.09	1.57	1.88	2.21	2.42	2.40
Other	2.54	2.24	2.15	2.48	2.74	2.78	2.61
Total deposit spreads	2.34	2.14	2.23	2.35	2.40	2.38	2.28

Consumer investment assets	$240,132	$185,881	$240,132	$223,199	$219,732	$210,930	$185,881

Active digital banking users (units in thousands) (1)	38,266	36,264	38,266	37,981	37,292	37,034	36,264
Active mobile banking users (units in thousands)	29,174	26,433	29,174	28,703	27,818	27,127	26,433
Financial centers	4,300	4,341	4,300	4,302	4,349	4,353	4,341
ATMs	16,788	16,255	16,788	16,626	16,561	16,378	16,255

Total credit card (2)
Loans
Average credit card outstandings	$94,488	$94,612	$94,951	$94,370	$93,627	$95,008	$95,766
Ending credit card outstandings	97,608	98,338	97,608	94,946	93,989	93,009	98,338
Credit quality
Net charge-offs	$2,948	$2,837	$724	$717	$762	$745	$699
	3.12%	3.00%	3.03%	3.01%	3.26%	3.18%	2.90%
30+ delinquency	$2,035	$1,989	$2,035	$1,937	$1,838	$1,932	$1,989
	2.09%	2.02%	2.09%	2.04%	1.96%	2.08%	2.02%
90+ delinquency	$1,042	$994	$1,042	$960	$941	$1,005	$994
	1.07%	1.01%	1.07%	1.01%	1.00%	1.08%	1.01%
Other total credit card indicators (2)
Gross interest yield	10.76%	10.12%	10.63%	10.85%	10.76%	10.80%	10.49%
Risk-adjusted margin	8.28	8.25	8.68	8.45	7.93	8.03	8.73
New accounts (in thousands)	4,320	4,544	1,046	1,172	1,068	1,034	1,048
Purchase volumes	$277,852	$264,706	$73,717	$71,096	$70,288	$62,751	$70,048

Debit card data
Purchase volumes	$360,672	$338,810	$93,468	$90,942	$91,232	$85,030	$88,094

Loan production (3)
Total (4):
First mortgage	$72,467	$41,195	$22,114	$20,664	$18,229	$11,460	$9,417
Home equity	11,131	14,869	2,999	2,539	2,768	2,825	3,640
Consumer Banking:
First mortgage	$49,179	$27,280	$14,645	$13,622	$12,757	$8,155	$6,227
Home equity	9,755	13,251	2,646	2,219	2,405	2,485	3,209

(1)	Active digital banking users represents mobile and/or online users.

(2)	In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.

(3)	Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2019			Third Quarter 2019
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$6,905	$4,038	$2,867	$7,031	$4,197	$2,834
Noninterest income:
Card income	1,330	(9)	1,339	1,289	(11)	1,300
Service charges	1,055	1,053	2	1,098	1,097	1
All other income	224	160	64	306	232	74
Total noninterest income	2,609	1,204	1,405	2,693	1,318	1,375
Total revenue, net of interest expense	9,514	5,242	4,272	9,724	5,515	4,209

Provision for credit losses	934	95	839	917	84	833

Noninterest expense	4,466	2,721	1,745	4,391	2,655	1,736
Income before income taxes	4,114	2,426	1,688	4,416	2,776	1,640
Income tax expense	1,008	594	414	1,082	680	402
Net income	$3,106	$1,832	$1,274	$3,334	$2,096	$1,238

Net interest yield	3.65%	2.24%	3.72%	3.77%	2.37%	3.76%
Return on average allocated capital (1)	33	61	20	36	69	20
Efficiency ratio	46.94	51.92	40.84	45.15	48.13	41.26

Balance Sheet
Average
Total loans and leases	$311,012	$5,438	$305,574	$303,833	$5,405	$298,428
Total earning assets (2)	750,029	713,942	306,171	739,765	703,889	299,041
Total assets (2)	792,124	746,227	315,981	781,670	735,844	308,991
Total deposits	719,605	713,861	5,744	709,273	703,562	5,711
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Period end
Total loans and leases	$317,414	$5,472	$311,942	$307,925	$5,447	$302,478
Total earning assets (2)	760,137	724,536	312,684	747,251	711,024	303,195
Total assets (2)	804,019	758,385	322,717	788,743	742,583	313,128
Total deposits	730,678	725,598	5,080	715,715	710,149	5,566

				Fourth Quarter 2018
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$7,111	$4,281	$2,830
Noninterest income:
Card income				1,339	(8)	1,347
Service charges				1,086	1,086	—
All other income				426	251	175
Total noninterest income				2,851	1,329	1,522
Total revenue, net of interest expense				9,962	5,610	4,352

Provision for credit losses				915	60	855

Noninterest expense				4,435	2,666	1,769
Income before income taxes				4,612	2,884	1,728
Income tax expense				1,174	735	439
Net income				$3,438	$2,149	$1,289

Net interest yield				3.92%	2.48%	3.94%
Return on average allocated capital (1)				37	71	20
Efficiency ratio				44.53	47.53	40.65

Balance Sheet
Average
Total loans and leases				$289,862	$5,302	$284,560
Total earning assets (2)				719,329	684,600	284,920
Total assets (2)				759,027	713,679	295,539
Total deposits				686,826	681,478	5,348
Allocated capital (1)				37,000	12,000	25,000

Period end
Total loans and leases				$294,335	$5,470	$288,865
Total earning assets (2)				728,813	694,672	289,249
Total assets (2)				768,881	724,019	299,970
Total deposits				696,146	691,666	4,480

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2019			Year Ended December 31, 2018
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$28,158	$16,904	$11,254	$27,025	$15,939	$11,086
Noninterest income:
Card income	5,084	(33)	5,117	5,102	(33)	5,135
Service charges	4,219	4,217	2	4,300	4,298	2
All other income	1,126	832	294	1,191	762	429
Total noninterest income	10,429	5,016	5,413	10,593	5,027	5,566
Total revenue, net of interest expense	38,587	21,920	16,667	37,618	20,966	16,652

Provision for credit losses	3,772	269	3,503	3,664	195	3,469

Noninterest expense	17,618	10,682	6,936	17,672	10,657	7,015
Income before income taxes	17,197	10,969	6,228	16,282	10,114	6,168
Income tax expense	4,213	2,687	1,526	4,150	2,578	1,572
Net income	$12,984	$8,282	$4,702	$12,132	$7,536	$4,596

Net interest yield	3.81%	2.40%	3.80%	3.77%	2.34%	3.97%
Return on average allocated capital (1)	35	69	19	33	63	18
Efficiency ratio	45.66	48.73	41.61	46.98	50.83	42.12

Balance Sheet
Average
Total loans and leases	$300,935	$5,373	$295,562	$283,807	$5,233	$278,574
Total earning assets (2)	738,770	703,444	296,051	717,189	682,592	279,217
Total assets (2)	780,676	735,232	306,169	756,373	710,925	290,068
Total deposits	708,276	702,908	5,368	684,173	678,640	5,533
Allocated capital (1)	37,000	12,000	25,000	37,000	12,000	25,000

Year end
Total loans and leases	$317,414	$5,472	$311,942	$294,335	$5,470	$288,865
Total earning assets (2)	760,137	724,536	312,684	728,813	694,672	289,249
Total assets (2)	804,019	758,385	322,717	768,881	724,019	299,970
Total deposits	730,678	725,598	5,080	696,146	691,666	4,480

For footnotes, see page 15.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Net interest income	$6,504	$6,265	$1,587	$1,609	$1,624	$1,684	$1,612
Noninterest income:
Investment and brokerage services	11,870	11,959	3,065	3,001	2,962	2,842	2,977
All other income	1,163	1,229	261	294	314	294	450
Total noninterest income	13,033	13,188	3,326	3,295	3,276	3,136	3,427
Total revenue, net of interest expense	19,537	19,453	4,913	4,904	4,900	4,820	5,039

Provision for credit losses	82	86	19	37	21	5	23

Noninterest expense	13,823	14,015	3,523	3,413	3,459	3,428	3,563
Income before income taxes	5,632	5,352	1,371	1,454	1,420	1,387	1,453
Income tax expense	1,380	1,364	336	356	348	340	370
Net income	$4,252	$3,988	$1,035	$1,098	$1,072	$1,047	$1,083

Net interest yield	2.33%	2.41%	2.25%	2.30%	2.35%	2.40%	2.41%
Return on average allocated capital (1)	29	28	28	30	30	29	30
Efficiency ratio	70.75	72.04	71.72	69.60	70.58	71.13	70.72

Balance Sheet
Average
Total loans and leases	$168,910	$161,342	$174,374	$170,414	$166,324	$164,403	$163,516
Total earning assets (2)	279,684	259,808	279,371	277,349	277,071	285,033	265,039
Total assets (2)	292,003	277,220	291,711	289,447	289,819	297,123	283,264
Total deposits	256,505	241,256	255,901	254,449	253,925	261,831	247,427
Allocated capital (1)	14,500	14,500	14,500	14,500	14,500	14,500	14,500

Period end
Total loans and leases	$176,600	$164,854	$176,600	$172,677	$168,993	$164,483	$164,854
Total earning assets (2)	287,212	287,199	287,212	275,884	275,457	284,470	287,199
Total assets (2)	299,756	305,907	299,756	288,317	287,878	296,785	305,907
Total deposits	263,103	268,700	263,103	252,466	251,818	261,168	268,700

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Revenue by Business
Merrill Lynch Global Wealth Management	$16,111	$15,998	$4,046	$4,053	$4,047	$3,965	$4,164
Bank of America Private Bank	3,426	3,455	867	851	853	855	875
Total revenue, net of interest expense	$19,537	$19,453	$4,913	$4,904	$4,900	$4,820	$5,039

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,558,102	$2,193,562	$2,558,102	$2,443,614	$2,440,710	$2,384,492	$2,193,562
Bank of America Private Bank	489,690	427,294	489,690	462,347	458,081	452,477	427,294
Total client balances	$3,047,792	$2,620,856	$3,047,792	$2,905,961	$2,898,791	$2,836,969	$2,620,856

Client Balances by Type, at period end
Assets under management (1, 2)	$1,275,555	$1,072,234	$1,275,555	$1,212,120	$1,203,783	$1,169,713	$1,072,234
Brokerage and other assets	1,372,733	1,162,997	1,372,733	1,305,926	1,314,457	1,282,091	1,162,997
Deposits	263,103	268,700	263,103	252,466	251,818	261,168	268,700
Loans and leases (3)	179,296	167,938	179,296	175,579	172,265	167,455	167,938
Less: Managed deposits in assets under management (1)	(42,895)	(51,013)	(42,895)	(40,130)	(43,532)	(43,458)	(51,013)
Total client balances	$3,047,792	$2,620,856	$3,047,792	$2,905,961	$2,898,791	$2,836,969	$2,620,856

Assets Under Management Rollforward (1)
Assets under management, beginning balance	$1,072,234	$1,121,383	$1,212,120	$1,203,783	$1,169,713	$1,072,234	$1,182,504
Net client flows	24,865	44,607	8,144	5,529	5,274	5,918	4,527
Market valuation/other	178,456	(93,756)	55,291	2,808	28,796	91,561	(114,797)
Total assets under management, ending balance	$1,275,555	$1,072,234	$1,275,555	$1,212,120	$1,203,783	$1,169,713	$1,072,234

Associates, at period end
Number of financial advisors	17,458	17,518	17,458	17,657	17,508	17,535	17,518
Total wealth advisors, including financial advisors	19,440	19,459	19,440	19,672	19,512	19,524	19,459
Total primary sales professionals, including financial advisors and wealth advisors	20,586	20,586	20,586	20,775	20,611	20,657	20,586

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (in thousands)	$1,082	$1,034	$1,108	$1,096	$1,082	$1,039	$1,046

Bank of America Private Bank Metric, at period end
Primary sales professionals	1,766	1,748	1,766	1,811	1,808	1,795	1,748

(1)	Assets under management include deposits that are managed within investment accounts.

(2)	Defined as managed assets under advisory and/or discretion of GWIM.

(3)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Net interest income	$10,675	$10,993	$2,559	$2,617	$2,709	$2,790	$2,849
Noninterest income:
Service charges	3,015	3,027	790	763	749	713	742
Investment banking fees	3,137	2,891	809	902	717	709	761
All other income	3,656	3,090	983	930	800	943	818
Total noninterest income	9,808	9,008	2,582	2,595	2,266	2,365	2,321
Total revenue, net of interest expense	20,483	20,001	5,141	5,212	4,975	5,155	5,170

Provision for credit losses	414	8	58	120	125	111	85

Noninterest expense	9,017	8,745	2,321	2,219	2,211	2,266	2,128
Income before income taxes	11,052	11,248	2,762	2,873	2,639	2,778	2,957
Income tax expense	2,984	2,923	745	776	713	750	769
Net income	$8,068	$8,325	$2,017	$2,097	$1,926	$2,028	$2,188

Net interest yield	2.75%	3.01%	2.51%	2.69%	2.80%	2.98%	2.99%
Return on average allocated capital (1)	20	20	20	20	19	20	21
Efficiency ratio	44.02	43.72	45.11	42.58	44.45	43.96	41.15

Balance Sheet
Average
Total loans and leases	$374,304	$354,236	$377,359	$377,109	$372,531	$370,108	$357,410
Total earning assets (2)	388,152	364,748	404,299	385,999	387,819	380,308	378,163
Total assets (2)	443,083	425,675	459,444	441,186	442,591	434,920	440,522
Total deposits	362,731	336,337	378,510	360,457	362,619	349,037	359,642
Allocated capital (1)	41,000	41,000	41,000	41,000	41,000	41,000	41,000

Period end
Total loans and leases	$379,268	$365,717	$379,268	$377,658	$376,948	$373,017	$365,717
Total earning assets (2)	407,180	377,812	407,180	397,589	384,884	381,490	377,812
Total assets (2)	464,032	442,330	464,032	452,642	440,352	436,066	442,330
Total deposits	383,180	360,248	383,180	371,887	358,902	343,897	360,248

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Investment Banking fees (1)
Advisory (2)	$1,336	$1,153	$352	$427	$254	$303	$371
Debt issuance	1,348	1,326	341	356	324	327	309
Equity issuance	453	412	116	119	139	79	81
Total Investment Banking fees (3)	$3,137	$2,891	$809	$902	$717	$709	$761

Business Lending
Corporate	$3,994	$3,904	$1,002	$1,024	$923	$1,045	$964
Commercial	4,132	4,330	1,032	1,020	1,046	1,034	1,142
Business Banking	363	431	88	91	90	94	107
Total Business Lending revenue	$8,489	$8,665	$2,122	$2,135	$2,059	$2,173	$2,213

Global Transaction Services
Corporate	$3,994	$3,832	$1,015	$967	$1,005	$1,007	$1,004
Commercial	3,499	3,346	857	862	889	891	872
Business Banking	1,064	987	264	267	267	266	266
Total Global Transaction Services revenue	$8,557	$8,165	$2,136	$2,096	$2,161	$2,164	$2,142

Average deposit balances
Interest-bearing	$194,514	$134,486	$209,343	$197,801	$195,575	$174,924	$163,465
Noninterest-bearing	168,217	201,851	169,167	162,656	167,044	174,113	196,177
Total average deposits	$362,731	$336,337	$378,510	$360,457	$362,619	$349,037	$359,642

Loan spread	1.41%	1.49%	1.37%	1.41%	1.41%	1.44%	1.43%

Provision for credit losses	$414	$8	$58	$120	$125	$111	$85

Credit quality (4, 5)
Reservable criticized utilized exposure	$9,996	$9,488	$9,996	$10,346	$10,260	$10,308	$9,488
	2.51%	2.43%	2.51%	2.61%	2.59%	2.62%	2.43%

Nonperforming loans, leases and foreclosed properties	$1,333	$1,004	$1,333	$1,208	$1,088	$1,087	$1,004
	0.36%	0.28%	0.36%	0.32%	0.29%	0.29%	0.28%

Average loans and leases by product
U.S. commercial	$216,822	$202,843	$217,326	$219,324	$215,941	$214,642	$206,350
Non-U.S. commercial	85,220	78,542	87,872	86,016	84,263	82,663	77,818
Commercial real estate	51,092	50,692	51,761	51,069	51,006	50,517	50,974
Commercial lease financing	21,170	22,157	20,399	20,700	21,320	22,286	22,266
Other	—	2	1	—	1	—	2
Total average loans and leases	$374,304	$354,236	$377,359	$377,109	$372,531	$370,108	$357,410

Total Corporation Investment Banking fees
Advisory (2)	$1,460	$1,258	$377	$452	$288	$343	$397
Debt issuance	3,107	3,084	797	816	746	748	699
Equity issuance	1,259	1,183	322	308	395	234	272
Total investment banking fees including self-led deals	5,826	5,525	1,496	1,576	1,429	1,325	1,368
Self-led deals	(184)	(198)	(22)	(43)	(58)	(61)	(20)
Total Investment Banking fees	$5,642	$5,327	$1,474	$1,533	$1,371	$1,264	$1,348

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Net interest income	$3,915	$3,857	$1,135	$1,016	$811	$953	$935
Noninterest income:
Investment and brokerage services	1,738	1,780	442	419	433	444	474
Investment banking fees	2,288	2,296	581	585	585	537	513
Market making and similar activities	7,065	7,260	1,442	1,580	1,961	2,082	1,132
All other income	608	990	(174)	263	354	165	193
Total noninterest income	11,699	12,326	2,291	2,847	3,333	3,228	2,312
Total revenue, net of interest expense (1)	15,614	16,183	3,426	3,863	4,144	4,181	3,247

Provision for credit losses	(9)	—	9	—	5	(23)	6

Noninterest expense	10,722	10,835	2,614	2,678	2,675	2,755	2,552
Income before income taxes	4,901	5,348	803	1,185	1,464	1,449	689
Income tax expense	1,397	1,390	229	338	417	413	179
Net income	$3,504	$3,958	$574	$847	$1,047	$1,036	$510

Return on average allocated capital (2)	10%	11%	7%	10%	12%	12%	6%
Efficiency ratio	68.67	66.96	76.29	69.32	64.55	65.91	78.58

Balance Sheet
Average
Total trading-related assets	$489,705	$465,132	$489,256	$498,791	$496,205	$474,303	$463,998
Total loans and leases	71,334	72,651	73,044	71,589	70,587	70,080	70,609
Total earning assets	476,225	473,383	481,401	476,919	474,061	472,414	458,331
Total assets	679,297	666,000	680,067	687,393	685,412	664,052	655,069
Total deposits	31,380	31,209	32,866	30,155	31,128	31,366	31,077
Allocated capital (2)	35,000	35,000	35,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets	$452,496	$447,998	$452,496	$497,206	$487,094	$485,637	$447,998
Total loans and leases	72,993	73,928	72,993	74,979	74,136	70,052	73,928
Total earning assets	471,701	457,224	471,701	478,303	475,836	470,700	457,224
Total assets	641,806	641,923	641,806	689,023	674,985	671,123	641,923
Total deposits	34,676	37,841	34,676	30,885	29,961	31,073	37,841

Trading-related assets (average)
Trading account securities	$246,335	$215,112	$247,098	$261,182	$251,401	$225,254	$225,335
Reverse repurchases	116,883	125,084	116,280	110,907	117,730	122,753	119,341
Securities borrowed	83,216	78,889	84,533	80,641	83,374	84,343	75,374
Derivative assets	43,271	46,047	41,345	46,061	43,700	41,953	43,948
Total trading-related assets	$489,705	$465,132	$489,256	$498,791	$496,205	$474,303	$463,998

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 22.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$8,188	$8,271	$1,755	$2,056	$2,098	$2,279	$1,517
Equities	4,491	4,900	1,018	1,148	1,144	1,181	1,071
Total sales and trading revenue	$12,679	$13,171	$2,773	$3,204	$3,242	$3,460	$2,588

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed-income, currencies and commodities	$8,396	$8,413	$1,836	$2,074	$2,128	$2,358	$1,472
Equities	4,505	4,920	1,023	1,145	1,145	1,192	1,064
Total sales and trading revenue, excluding net debit valuation adjustment	$12,901	$13,333	$2,859	$3,219	$3,273	$3,550	$2,536

Sales and trading revenue breakdown
Net interest income	$3,309	$3,356	$1,008	$886	$665	$750	$806
Commissions	1,699	1,737	432	410	424	433	463
Trading	7,062	7,257	1,441	1,580	1,960	2,081	1,131
Other	609	821	(108)	328	193	196	188
Total sales and trading revenue	$12,679	$13,171	$2,773	$3,204	$3,242	$3,460	$2,588

(1)
Includes Global Banking sales and trading revenue of $533 million and $421 million for the years ended December 31, 2019 and 2018, and $142 million, $148 million, $128 million, $115 million and $126 million for the fourth, third, second and first quarters of 2019 and the fourth quarter of 2018, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018
Net interest income	$234	$632	$99	$62	$78	$(5)	$152
Noninterest income (loss)	(2,616)	(2,257)	(599)	(810)	(581)	(626)	(738)
Total revenue, net of interest expense	(2,382)	(1,625)	(500)	(748)	(503)	(631)	(586)

Provision for credit losses	(669)	(476)	(79)	(295)	(241)	(54)	(124)

Noninterest expense	3,720	1,887	315	2,468	516	421	396
Loss before income taxes	(5,433)	(3,036)	(736)	(2,921)	(778)	(998)	(858)
Income tax expense (benefit)	(4,055)	(2,780)	(998)	(1,322)	(787)	(948)	(917)
Net income (loss)	$(1,378)	$(256)	$262	$(1,599)	$9	$(50)	$59

Balance Sheet
Average
Total loans and leases	$42,933	$61,013	$38,197	$41,788	$44,695	$47,160	$53,324
Total assets (2)	210,771	199,978	226,659	212,527	201,845	195,635	196,704
Total deposits	21,434	21,966	23,557	20,718	20,750	20,691	19,979

Period end
Total loans and leases	$37,151	$48,061	$37,151	$39,671	$43,311	$45,609	$48,061
Total assets (3)	224,466	195,466	224,466	207,605	205,714	178,680	195,466
Total deposits	23,166	18,541	23,166	21,883	20,189	21,472	18,541

(1)
All Other consists of asset and liability management (ALM) activities, equity investments, non-core mortgage loans and servicing activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass certain residential mortgages, debt securities, and interest rate and foreign currency risk management activities. Substantially all of the results of ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $544.2 billion and $517.0 billion for the years ended December 31, 2019 and 2018, and $554.2 billion, $536.8 billion, $549.5 billion, $542.4 billion and $525.6 billion for the fourth, third, second and first quarters of 2019 and the fourth quarter of 2018, respectively.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $565.3 billion, $546.5 billion, $544.0 billion, $566.8 billion and $540.8 billion at December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2019	September 30 2019	December 31 2018
Consumer
Residential mortgage	$236,169	$227,472	$208,557
Home equity	40,208	41,574	48,286
Credit card	97,608	94,946	98,338
Direct/Indirect consumer (1)	90,998	90,836	91,166
Other consumer (2)	192	208	202
Total consumer loans excluding loans accounted for under the fair value option	465,175	455,036	446,549
Consumer loans accounted for under the fair value option (3)	594	640	682
Total consumer	465,769	455,676	447,231

Commercial
U.S. commercial	307,048	310,982	299,277
Non-U.S. commercial	104,966	101,084	98,776
Commercial real estate (4)	62,689	62,798	60,845
Commercial lease financing	19,880	20,107	22,534
	494,583	494,971	481,432
U.S. small business commercial (5)	15,333	15,229	14,565
Total commercial loans excluding loans accounted for under the fair value option	509,916	510,200	495,997
Commercial loans accounted for under the fair value option (3)	7,741	7,034	3,667
Total commercial	517,657	517,234	499,664
Total loans and leases	$983,426	$972,910	$946,895

(1)
Includes primarily auto and specialty lending loans and leases of $50.4 billion, $50.3 billion and $50.1 billion, unsecured consumer lending loans of $317 million, $328 million and $383 million, U.S. securities-based lending loans of $36.7 billion, $36.5 billion and $37.0 billion and non-U.S. consumer loans of $2.8 billion, $3.0 billion and $2.9 billion at December 31, 2019, September 30, 2019 and December 31, 2018, respectively.

(2)	Substantially all of other consumer is consumer overdrafts.

(3)
Consumer loans accounted for under the fair value option includes residential mortgage loans of $257 million, $275 million and $336 million and home equity loans of $337 million, $365 million and $346 million at December 31, 2019, September 30, 2019 and December 31, 2018, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.7 billion, $4.7 billion and $2.5 billion and non-U.S. commercial loans of $3.1 billion, $2.4 billion and $1.1 billion at December 31, 2019, September 30, 2019 and December 31, 2018, respectively.

(4)
Includes U.S. commercial real estate loans of $59.0 billion, $58.1 billion and $56.6 billion and non-U.S. commercial real estate loans of $3.7 billion, $4.7 billion and $4.2 billion at December 31, 2019, September 30, 2019 and December 31, 2018, respectively.

(5)	Includes card-related products.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$231,849	$114,871	$83,899	$1	$—	$33,078
Home equity	41,230	32,447	3,192	—	295	5,296
Credit card	94,951	92,131	2,820	—	—	—
Direct/Indirect and other consumer	90,924	50,827	40,091	—	—	6
Total consumer	458,954	290,276	130,002	1	295	38,380

Commercial
U.S. commercial	326,945	20,720	39,704	217,326	48,967	228
Non-U.S. commercial	104,787	—	532	87,872	16,373	10
Commercial real estate	63,324	16	4,134	51,761	7,404	9
Commercial lease financing	19,976	—	2	20,399	5	(430)
Total commercial	515,032	20,736	44,372	377,358	72,749	(183)
Total loans and leases	$973,986	$311,012	$174,374	$377,359	$73,044	$38,197

	Third Quarter 2019
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$224,084	$107,527	$80,959	$—	$—	$35,598
Home equity	43,616	33,585	3,326	—	352	6,353
Credit card	94,370	91,595	2,775	—	—	—
Direct/Indirect and other consumer	90,813	50,738	40,072	—	—	3
Total consumer	452,883	283,445	127,132	—	352	41,954

Commercial
U.S. commercial	324,436	20,372	39,289	219,324	45,083	368
Non-U.S. commercial	105,003	—	88	86,016	18,967	(68)
Commercial real estate	62,185	16	3,902	51,069	7,187	11
Commercial lease financing	20,226	—	3	20,700	—	(477)
Total commercial	511,850	20,388	43,282	377,109	71,237	(166)
Total loans and leases	$964,733	$303,833	$170,414	$377,109	$71,589	$41,788

	Fourth Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$209,646	$90,307	$75,895	$2	$4	$43,438
Home equity	50,757	36,664	3,652	—	345	10,096
Credit card	95,766	92,752	3,014	—	—	—
Direct/Indirect and other consumer	91,458	50,692	40,762	—	—	4
Total consumer	447,627	270,415	123,323	2	349	53,538

Commercial
U.S. commercial	308,557	19,433	36,527	206,350	45,992	255
Non-U.S. commercial	95,937	—	113	77,818	17,939	67
Commercial real estate	60,876	14	3,550	50,974	6,329	9
Commercial lease financing	21,724	—	3	22,266	—	(545)
Total commercial	487,094	19,447	40,193	357,408	70,260	(214)
Total loans and leases	$934,721	$289,862	$163,516	$357,410	$70,609	$53,324

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2019	September 30 2019	December 31 2018	December 31 2019	September 30 2019	December 31 2018
Asset managers and funds	$71,289	$73,822	$71,756	$109,972	$109,841	$107,888
Real estate (5)	70,341	70,643	65,328	96,349	93,625	86,514
Capital goods	41,060	41,651	39,192	80,871	79,308	75,080
Finance companies	40,171	37,502	36,662	63,940	59,923	56,659
Healthcare equipment and services	34,353	34,563	35,763	55,918	56,649	56,489
Government and public education	41,889	42,802	43,675	53,566	54,177	54,749
Materials	26,663	27,647	27,347	52,128	52,293	51,865
Consumer services	28,434	25,959	25,702	49,071	46,335	43,298
Retailing	25,868	27,354	25,333	48,317	48,874	47,507
Food, beverage and tobacco	24,163	23,587	23,586	45,956	44,609	42,745
Commercial services and supplies	23,102	22,328	22,623	38,943	37,855	39,349
Energy	16,407	15,660	13,727	36,327	35,750	32,279
Utilities	12,383	11,938	12,035	36,060	28,899	27,623
Transportation	23,448	25,440	22,814	33,027	34,638	31,523
Global commercial banks	26,492	23,602	26,583	28,670	25,687	28,627
Individuals and trusts	18,926	18,887	18,643	27,815	26,303	25,019
Technology hardware and equipment	10,645	11,287	13,014	24,071	25,379	26,228
Media	12,429	13,285	12,132	23,629	23,645	24,502
Vehicle dealers	18,013	17,332	17,603	21,435	20,580	20,446
Consumer durables and apparel	10,193	10,174	9,904	21,245	21,459	20,199
Software and services	10,432	10,257	8,809	20,556	20,098	19,172
Pharmaceuticals and biotechnology	5,962	6,261	7,430	20,203	27,051	23,634
Telecommunication services	9,144	8,580	8,686	16,103	15,980	14,166
Insurance	6,669	6,966	8,674	15,214	13,804	15,807
Automobiles and components	7,345	8,033	7,131	14,910	15,176	13,893
Financial markets infrastructure (clearinghouses)	9,351	11,864	8,317	11,851	14,316	10,042
Food and staples retailing	6,290	5,642	4,787	10,392	9,871	9,093
Religious and social organizations	3,844	4,104	3,757	5,756	5,950	5,620
Total commercial credit exposure by industry	$635,306	$637,170	$621,013	$1,062,295	$1,048,075	$1,010,016

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $33.9 billion, $40.7 billion and $32.4 billion at December 31, 2019, September 30, 2019 and December 31, 2018, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $33.3 billion, $35.1 billion and $33.0 billion, which consists primarily of other marketable securities, at December 31, 2019, September 30, 2019 and December 31, 2018, respectively.

(2)
Total utilized and total committed exposure includes loans of $7.7 billion, $7.0 billion and $3.7 billion and issued letters of credit with a notional amount of $170 million, $115 million and $100 million accounted for under the fair value option at December 31, 2019, September 30, 2019 and December 31, 2018, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $4.2 billion, $4.7 billion and $3.0 billion at December 31, 2019, September 30, 2019 and December 31, 2018, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at December 31 2019	Hedges and Credit Default Protection (3)	Net Country Exposure at December 31 2019 (4)	Increase (Decrease) from September 30 2019
United Kingdom	$29,156	$17,341	$7,800	$3,545	$57,842	$(1,998)	$55,844	$294
Germany	21,920	7,408	1,828	1,967	33,123	(2,295)	30,828	4,739
Canada	7,967	8,255	1,690	2,879	20,791	(669)	20,122	565
France	7,243	9,208	876	969	18,296	(2,041)	16,255	(169)
China	13,304	497	1,085	949	15,835	(248)	15,587	1,059
India	7,817	364	398	3,660	12,239	(222)	12,017	(608)
Australia	6,100	3,583	415	1,443	11,541	(439)	11,102	86
Brazil	7,393	716	218	2,678	11,005	(238)	10,767	(976)
Japan	8,450	896	1,002	1,589	11,937	(1,405)	10,532	(10,750)
Netherlands	6,322	3,585	330	876	11,113	(786)	10,327	(317)
South Korea	5,981	758	386	1,762	8,887	(182)	8,705	128
Singapore	3,749	435	172	3,528	7,884	(58)	7,826	578
Mexico	4,190	1,733	224	1,806	7,953	(150)	7,803	788
Switzerland	4,387	2,947	213	325	7,872	(487)	7,385	(1,217)
Hong Kong	5,106	353	434	1,194	7,087	(31)	7,056	(359)
Belgium	5,077	1,259	526	159	7,021	(514)	6,507	641
Italy	2,353	2,303	510	1,386	6,552	(1,175)	5,377	1,900
Spain	3,153	1,073	258	867	5,351	(629)	4,722	(669)
United Arab Emirates	3,267	229	119	10	3,625	(38)	3,587	80
Ireland	2,142	979	76	201	3,398	(31)	3,367	1,420
Total top 20 non-U.S. countries exposure	$155,077	$63,922	$18,560	$31,793	$269,352	$(13,636)	$255,716	$(2,787)

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2019	September 30 2019	June 30 2019	March 31 2019	December 31 2018
Residential mortgage	$1,470	$1,551	$1,744	$1,773	$1,893
Home equity	536	585	1,203	1,751	1,893
Direct/Indirect consumer	47	53	80	54	56
Total consumer	2,053	2,189	3,027	3,578	3,842
U.S. commercial	1,094	966	820	870	794
Non-U.S. commercial	43	51	122	80	80
Commercial real estate	280	185	112	213	156
Commercial lease financing	32	35	55	52	18
	1,449	1,237	1,109	1,215	1,048
U.S. small business commercial	50	50	51	57	54
Total commercial	1,499	1,287	1,160	1,272	1,102
Total nonperforming loans and leases	3,552	3,476	4,187	4,850	4,944
Foreclosed properties (1)	285	247	265	295	300
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$3,837	$3,723	$4,452	$5,145	$5,244

Fully-insured home loans past due 30 days or more and still accruing	$1,811	$1,919	$2,155	$2,390	$2,790
Consumer credit card past due 30 days or more and still accruing	2,035	1,937	1,838	1,932	1,989
Other loans past due 30 days or more and still accruing	3,746	3,286	2,864	2,905	3,539
Total loans past due 30 days or more and still accruing (3, 5, 6)	$7,592	$7,142	$6,857	$7,227	$8,318

Fully-insured home loans past due 90 days or more and still accruing	$1,088	$1,203	$1,364	$1,593	$1,884
Consumer credit card past due 90 days or more and still accruing	1,042	960	941	1,005	994
Other loans past due 90 days or more and still accruing	283	496	268	181	352
Total loans past due 90 days or more and still accruing (3, 5, 6)	$2,413	$2,659	$2,573	$2,779	$3,230

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.16%	0.15%	0.19%	0.22%	0.22%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.39	0.39	0.47	0.55	0.56
Nonperforming loans and leases/Total loans and leases (7)	0.36	0.36	0.44	0.52	0.52

Commercial reservable criticized utilized exposure (8)	$11,452	$11,835	$11,834	$11,821	$11,061
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (8)	2.09%	2.17%	2.19%	2.22%	2.08%
Total commercial criticized utilized exposure/Commercial utilized exposure (8)	2.00	2.02	2.04	2.07	1.93

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $260 million, $275 million, $294 million, $400 million and $488 million at December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)	Balances do not include the following:

	December 31 2019	September 30 2019	June 30 2019	March 31 2019	December 31 2018
Nonperforming loans held-for-sale	$239	$237	$278	$457	$291
Nonperforming loans accounted for under the fair value option	6	7	10	67	12

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $21 million, $44 million, $3 million, $4 million and $53 million at December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively, and loans held-for-sale past due 90 days or more and still accruing of $11 million, $3 million, $0, $1 million and $2 million at December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively. At December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, there were $6 million, $9 million, $9 million, $6 million and $10 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $8.3 billion, $7.7 billion, $7.9 billion, $6.2 billion and $4.3 billion at December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,189	$3,027	$3,578	$3,842	$4,306
Additions	291	335	390	391	545
Reductions:
Paydowns and payoffs	(121)	(197)	(195)	(188)	(214)
Sales	(109)	(748)	(502)	(164)	(438)
Returns to performing status (2)	(143)	(185)	(189)	(249)	(274)
Charge-offs (3)	(31)	(23)	(29)	(28)	(51)
Transfers to foreclosed properties	(23)	(20)	(26)	(26)	(32)
Total net reductions to nonperforming loans and leases	(136)	(838)	(551)	(264)	(464)
Total nonperforming consumer loans and leases, end of period	2,053	2,189	3,027	3,578	3,842
Foreclosed properties	229	188	205	236	244
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,282	$2,377	$3,232	$3,814	$4,086

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,287	$1,160	$1,272	$1,102	$848
Additions	527	492	389	640	500
Reductions:
Paydowns	(169)	(161)	(210)	(108)	(122)
Sales	(22)	(33)	(117)	(43)	(6)
Return to performing status (5)	(15)	(48)	(23)	(34)	(33)
Charge-offs	(107)	(123)	(151)	(97)	(85)
Transfers to foreclosed properties	(2)	—	—	(7)	—
Transfers to loans held-for-sale	—	—	—	(181)	—
Total net additions (reductions) to nonperforming loans and leases	212	127	(112)	170	254
Total nonperforming commercial loans and leases, end of period	1,499	1,287	1,160	1,272	1,102
Foreclosed properties	56	59	60	59	56
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,555	$1,346	$1,220	$1,331	$1,158

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Fourth Quarter 2019		Third Quarter 2019		Second Quarter 2019		First Quarter 2019		Fourth Quarter 2018
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$4	0.01%	$(38)	(0.07)%	$3	0.01%	$(16)	(0.03)%	$15	0.03%
Home equity (3)	(12)	(0.12)	(202)	(1.85)	(155)	(1.36)	11	0.10	(15)	(0.12)
Credit card	724	3.03	717	3.01	762	3.26	745	3.18	699	2.90
Direct/Indirect consumer	39	0.17	76	0.33	40	0.18	54	0.24	53	0.23
Other consumer	83	n/m	69	n/m	41	n/m	41	n/m	52	n/m
Total consumer	838	0.72	622	0.55	691	0.62	835	0.77	804	0.71
U.S. commercial	54	0.07	53	0.07	66	0.09	83	0.11	43	0.06
Non-U.S. commercial	(31)	(0.12)	67	0.26	48	0.19	—	—	20	0.09
Total commercial and industrial	23	0.02	120	0.12	114	0.11	83	0.08	63	0.07
Commercial real estate	21	0.13	(1)	—	4	0.02	5	0.03	(2)	(0.02)
Commercial lease financing	7	0.13	1	0.02	13	0.26	—	—	(1)	(0.01)
	51	0.04	120	0.10	131	0.11	88	0.07	60	0.05
U.S. small business commercial	70	1.83	69	1.83	65	1.76	68	1.90	60	1.65
Total commercial	121	0.09	189	0.15	196	0.16	156	0.13	120	0.10
Total net charge-offs	$959	0.39	$811	0.34	$887	0.38	$991	0.43	$924	0.39

By Business Segment and All Other
Consumer Banking	$924	1.18%	$905	1.18%	$915	1.24%	$925	1.28%	$889	1.22%
Global Wealth & Investment Management	17	0.04	39	0.09	12	0.03	12	0.03	8	0.02
Global Banking	40	0.04	116	0.12	129	0.14	82	0.09	56	0.06
Global Markets	9	0.05	—	—	—	—	—	—	—	—
All Other	(31)	(0.32)	(249)	(2.43)	(169)	(1.54)	(28)	(0.24)	(29)	(0.22)
Total net charge-offs	$959	0.39	$811	0.34	$887	0.38	$991	0.43	$924	0.39

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)
Includes loan sale net charge-offs (recoveries) of $2 million, $(25) million, $0, $(10) million and $25 million for the fourth, third, second and first quarters of 2019 and the fourth quarter of 2018, respectively.

(3)
Includes loan sale net charge-offs (recoveries) of $9 million, $(173) million, $(118) million, $24 million and $0 for the fourth, third, second and first quarters of 2019 and the fourth quarter of 2018, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Year Ended December 31
	2019		2018
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (2)	$(47)	(0.02)%	$28	0.01%
Home equity (3)	(358)	(0.81)	(2)	—
Credit card	2,948	3.12	2,837	3.00
Direct/Indirect consumer	209	0.23	195	0.21
Other consumer	234	n/m	182	n/m
Total consumer	2,986	0.66	3,240	0.72
U.S. commercial	256	0.08	215	0.07
Non-U.S. commercial	84	0.08	68	0.07
Total commercial and industrial	340	0.08	283	0.07
Commercial real estate	29	0.05	1	—
Commercial lease financing	21	0.10	(1)	(0.01)
	390	0.08	283	0.06
U.S. small business commercial	272	1.83	240	1.70
Total commercial	662	0.13	523	0.11
Total net charge-offs	$3,648	0.38	$3,763	0.41

By Business Segment and All Other
Consumer Banking	$3,669	1.22%	$3,515	1.24%
Global Wealth & Investment Management	80	0.05	61	0.04
Global Banking	367	0.10	246	0.07
Global Markets	9	0.01	23	0.03
All Other	(477)	(1.13)	(82)	(0.14)
Total net charge-offs	$3,648	0.38	$3,763	0.41

(1)
Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Includes loan sale net charge-offs (recoveries) of $(33) million and $8 million for the years ended December 31, 2019 and 2018.

(3)	Includes loan sale net recoveries of $258 million and $12 million for the years ended December 31, 2019 and 2018.
n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2019			September 30, 2019			December 31, 2018
	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$325	3.45%	0.14%	$341	3.61%	0.15%	$422	4.40%	0.20%
Home equity	221	2.35	0.55	250	2.65	0.60	506	5.27	1.05
Credit card	3,710	39.39	3.80	3,709	39.32	3.91	3,597	37.47	3.66
Direct/Indirect consumer	234	2.49	0.26	234	2.48	0.26	248	2.58	0.27
Other consumer	52	0.55	N/M	42	0.45	n/m	29	0.30	n/m
Total consumer	4,542	48.23	0.98	4,576	48.51	1.01	4,802	50.02	1.08
U.S. commercial (3)	3,015	32.02	0.94	3,038	32.21	0.93	3,010	31.35	0.96
Non-U.S.commercial	658	6.99	0.63	669	7.09	0.66	677	7.05	0.69
Commercial real estate	1,042	11.07	1.66	992	10.52	1.58	958	9.98	1.57
Commercial lease financing	159	1.69	0.80	158	1.67	0.79	154	1.60	0.68
Total commercial	4,874	51.77	0.96	4,857	51.49	0.95	4,799	49.98	0.97
Allowance for loan and lease losses	9,416	100.00%	0.97	9,433	100.00%	0.98	9,601	100.00%	1.02
Reserve for unfunded lending commitments	813			809			797
Allowance for credit losses	$10,229			$10,242			$10,398

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		0.97%			0.98%			1.02%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		265			271			194
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.48			2.93			2.62

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $257 million, $275 million and $336 million and home equity loans of $337 million, $365 million and $346 million at December 31, 2019, September 30, 2019 and December 31, 2018, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.7 billion, $4.7 billion and $2.5 billion and non-U.S. commercial loans of $3.1 billion, $2.4 billion and $1.1 billion at December 31, 2019, September 30, 2019 and December 31, 2018, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $8.3 billion, $7.7 billion and $4.3 billion at December 31, 2019, September 30, 2019 and December 31, 2018, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $523 million, $518 million and $474 million at December 31, 2019, September 30, 2019 and December 31, 2018, respectively.

(4)
Allowance for loan and lease losses includes $4.2 billion, $4.1 billion and $4.0 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at December 31, 2019, September 30, 2019 and December 31, 2018, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 148 percent, 152 percent and 113 percent at December 31, 2019, September 30, 2019 and December 31, 2018, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the years ended December 31, 2019 and 2018 and the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019 and December 31, 2018. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2019	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
	2019	2018

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$267,889	$264,748	$266,900	$270,430	$267,975	$266,217	$263,698
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,721)	(2,058)	(1,678)	(1,707)	(1,736)	(1,763)	(1,857)
Related deferred tax liabilities	773	906	730	752	770	841	874
Tangible shareholders’ equity	$197,990	$194,645	$197,001	$200,524	$198,058	$196,344	$193,764
Preferred stock	(23,036)	(22,949)	(23,461)	(23,800)	(22,537)	(22,326)	(22,326)
Tangible common shareholders’ equity	$174,954	$171,696	$173,540	$176,724	$175,521	$174,018	$171,438

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$264,810	$265,325	$264,810	$268,387	$271,408	$267,010	$265,325
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,661)	(1,774)	(1,661)	(1,690)	(1,718)	(1,747)	(1,774)
Related deferred tax liabilities	713	858	713	734	756	773	858
Tangible shareholders’ equity	$194,911	$195,458	$194,911	$198,480	$201,495	$197,085	$195,458
Preferred stock	(23,401)	(22,326)	(23,401)	(23,606)	(24,689)	(22,326)	(22,326)
Tangible common shareholders’ equity	$171,510	$173,132	$171,510	$174,874	$176,806	$174,759	$173,132

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,434,079	$2,354,507	$2,434,079	$2,426,330	$2,395,892	$2,377,164	$2,354,507
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,661)	(1,774)	(1,661)	(1,690)	(1,718)	(1,747)	(1,774)
Related deferred tax liabilities	713	858	713	734	756	773	858
Tangible assets	$2,364,180	$2,284,640	$2,364,180	$2,356,423	$2,325,979	$2,307,239	$2,284,640

Book value per share of common stock
Common shareholders’ equity	$241,409	$242,999	$241,409	$244,781	$246,719	$244,684	$242,999
Ending common shares issued and outstanding	8,836.1	9,669.3	8,836.1	9,079.3	9,342.6	9,568.4	9,669.3
Book value per share of common stock	$27.32	$25.13	$27.32	$26.96	$26.41	$25.57	$25.13

Tangible book value per share of common stock
Tangible common shareholders’ equity	$171,510	$173,132	$171,510	$174,874	$176,806	$174,759	$173,132
Ending common shares issued and outstanding	8,836.1	9,669.3	8,836.1	9,079.3	9,342.6	9,568.4	9,669.3
Tangible book value per share of common stock	$19.41	$17.91	$19.41	$19.26	$18.92	$18.26	$17.91

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	33